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                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This First Amendment to Loan and Security Agreement is made this 21st day of April, 1997, by and between

        The First National Bank of Boston, a national banking association with a place of business at 100 Federal Street, Boston, Massachusetts 02110 (hereinafter "Bank") and

        IMC Mortgage Company, a Florida corporation (the "Parent") and Industry Mortgage Company, L.P., a Delaware limited partnership (the "Borrower")

in consideration of the mutual covenants contained herein and the benefits derived herefrom.

                                   WITNESSETH

        WHEREAS, the Bank, the Parent and the Borrower have entered into certain loan arrangements which loan arrangements are evidenced by, among other documents and instruments, a certain Loan and Security Agreement dated as of December 31, 1996 (hereinafter, as same has been amended or modified from time to time, the "Loan Agreement"); and

        WHEREAS, the Parent and the Borrower have requested that the Bank agree to increase the amount available to be borrowed as under the Loan Agreement and otherwise modify various of the terms and conditions thereof; and

        WHEREAS, the Bank, the Parent and the Borrower have agreed to amend the Loan Agreement upon the terms and conditions set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank, the Parent and the Borrower hereby agree as follows:

        1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

        2. Amendment to Background. The first paragraph of the section captioned "BACKGROUND" on page 1 of the Loan Agreement is hereby amended by deleting the reference to "TWENTY-FIVE MILLION DOLLARS ($25,000,000.00)" contained therein and replacing same with "FIFTY MILLION DOLLARS ($50,000,000.00)".

        3. Amendments to Article I. The provisions of Article I of the Loan Agreement are hereby amended as follows:






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               (a)  The definition of "Bridge Loan Sublimit" is hereby
        amended by deleting subsection (a) contained therein and replacing same with the following:

              "(a) Fifty Million Dollars ($50,000,000.00) or"

               (b) The definition of Commitment is hereby amended by deleting the reference to "Twenty-Five Million Dollars ($25,000,000.00)" contained therein and replacing same with "Fifty Million Dollars ($50,000,000.00)"

        4. Amendments to Article II. The provisions of Article II of the Loan Agreement are hereby amended as follows:

               (a) Section 2.01(a) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 1997" contained in the third line thereof and replacing same with "April 15, 1998".

               (b) Section 2.02(a) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 1997" contained in the third line thereof and replacing same with "April 15, 1998".

               (c) Section 2.03(a) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 1997" contained in the fourth line thereof and replacing same with "April 15, 1998".

               (d) Section 2.10 of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

               Section 2.10. Minimum Balance. The Obligors shall maintain outstanding Loans with an average principal balance of at least $37,500,000.00 (the "Minimum Balance"), to be tested annually by the Bank on April 15 of each year. In the event the Obligors do not maintain the Minimum Balance during any annual period, (a) the Obligors shall thereafter maintain such average principal balances in excess of $37,500,000.00 (the "Increased Balances") as may be necessary so as to result in the Bank's realization of the yield which the Bank would have achieved had the Minimum Balance been maintained throughout the term of the Loans (after giving effect to any scheduled amortization of the Loans), or (b) if the Obligors cannot maintain the Increased Balances due solely to (i) the expiration of the borrowing periods set forth in Sections 2.01(a), 2.02(a) and 2.03(a) hereof, or (ii) the Increased Balances would result in the Commitment's or the applicable borrowing base's being exceeded, then the Obligors shall pay the Bank a fee equal to the present value of the yield not realized by the Bank. Such fee shall

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        be due and payable within five (5) days after presentation by the Bank to the Obligors of a statement detailing the amount due.

        5. Amendments to Article VIII. The provisions of Section 8.03 of the Loan Agreement are hereby amended by deleting the first sentence thereof in its entirety and replacing same with the following:

        The Parent will not permit its Consolidated Net Worth at any time to be less than the aggregate of (a) $82,700,000.00, plus (b) fifty (50%) percent of the Parent's Consolidated Net Income for each fiscal quarter, beginning with the fiscal quarter ending December 31, 1996, plus (c) the net proceeds received by the Parent from the offering of equity or other securities to be consummated by the Parent on or before April 30, 1997.

        6. Amendments to Exhibits. The Exhibits to the Loan Agreement are hereby amended as follows:

               (a) Exhibit 2.01(e) to the Loan Agreement is hereby deleted in its entirety and is replaced by a new Exhibit 2.01(e) in the form annexed hereto.

               (b) Exhibit 2.02(d) to the Loan Agreement is hereby deleted in its entirety and is replaced by a new Exhibit 2.02(d) in the form annexed hereto.

               (c) The terms and provisions of Exhibit 2.05 to the Loan Agreement are hereby modified and amended as follows:

                       (i) The Obligors and the Bank hereby acknowledge and
               agree that the Obligors shall not have the option of requesting Loans of any nature at the Federal Funds Rate or converting any Loan to a Federal Funds Rate Loan. Any references to Federal Funds Rate borrowing in Exhibit 2.05 or in any other section of the Loan Agreement are hereby deemed inoperative.

                      (ii) The definition of "Libor Rate" is hereby amended by
               deleting clause (ii) thereof and replacing same with the following:

                      (ii) two and three quarters percent (2.75%).

                     (iii) Paragraph 3 of Exhibit 2.05 is hereby deleted in its entirety and shall be replaced by the following:

               Available Rates. All Loans shall, at the Borrower's option but subject to the provisions of this Exhibit 2.05, bear interest at either the (a) Libor Rate or (b) the Domestic Rate.

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                      (iv) The blank space in Paragraph 11 of Exhibit 2.05 is
               hereby completed by inserting "ten" therein.

        7. Conditions Precedent. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Bank:

               (a) The Parent shall have received a minimum of Thirty Million Dollars ($30,000,000.00) in net proceeds from the issuance of equity or other securities, such net proceeds to be received on or before April 30, 1997.

               (b) The Bank shall have received a certificate of the Secretary of each Obligor attesting to all corporate actions taken by the Obligors, including without limitation, resolutions of its board of directors authorizing the execution, delivery and performance of the Loan Documents (including this First Amendment).

               (c) The Bank shall have received a favorable opinion of outside counsel to the Obligors acceptable to the Bank as to such matters as the Bank may reasonably request.

               (d) The Bank shall have received an advisory fee of Three Hundred and Seventy-Five Thousand Dollars ($375,000.00) from the Parent and the Borrower.

               (e) The Parent and the Borrower shall have paid all costs and expenses incurred by the Bank in connection with the negotiation and preparation of this First Amendment and all documents incidental thereto (including, without limitation, reasonable attorneys' fees).

               (f) The Parent and the Borrower shall have executed and delivered such other documents and taken such other action as the Bank and its counsel may have reasonably requested.

        8. Miscellaneous. (a) Except as expressly amended hereby, the remaining terms and conditions of the Loan Agreement and other Loan Documents shall remain in full force and effect. This Amendment constitutes the entire agreement of the parties with respect to the matters set forth herein and shall not be modified by any prior oral or written discussions. This Amendment shall be executed as an instrument under seal as the date first written above.

        (b) The Borrower and the Parent acknowledge and agree they have no claims, counterclaims, offsets, defenses and/or causes of action against the Bank with respect to the amounts outstanding under the Loan Agreement or otherwise; and to the extent such

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claims, counterclaims, offsets, defenses or cause of action should exist, whether known or unknown, at law or in equity, the Borrower and the Parent hereby WAIVE same and RELEASE the Bank from any and all liability in connection therewith.

                                               THE FIRST NATIONAL BANK OF

                                               BOSTON

                                               By:___________________________

                                               Title: Vice President

                                               IMC MORTGAGE COMPANY

                                               By____________________________

                                               Name: ________________________

                                               Title:________________________

                                               INDUSTRY MORTGAGE COMPANY, L.P.

                                               BY ITS GENERAL PARTNER

                                               INDUSTRY MORTGAGE CORPORATION

                                               By____________________________

                                               Name: ________________________

                                               Title: _______________________


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                            CONFIRMATION OF GUARANTY

                                                                  April 21, 1997

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts

Gentlemen:

        On December 31, 1996, Industry Mortage Company, L.P ("IMCLP") and IMC Mortgage Company entered into certain loan arrangements with The First National Bank of Boston. (the "Lender"), in accordance with the terms of a Loan and Security Agreement of that date. The undersigned (the "Guarantor") has executed and delivered an Unlimited Guaranty (the "Guaranty") of the Obligations (as therein defined) of IMCLP to the Lender. IMCLP, the Guarantor and the Lender desire to further modify and amend the terms of the Loan Agreement. However, the Lender has indicated that it will not enter into such amendment unless, among other things, the Guarantor executes and delivers this letter to the Lender. Therefore, to induce the Lender to enter into an amendment to the Loan Agreement with IMCLP, the Guarantor hereby warrants, represents, covenants, and agrees as follows:

        1. The Guarantor hereby ratifies and confirms its obligations to the Lender under the Guaranty and acknowledges that the "Obligations" guaranteed by the Guarantor include, without limitation, all obligations of IMCLP to the Lender under the Loan Agreement, as amended by a First Amendment to Loan and Security Agreement of even date, and as such hereinafter may be modified, amended, supplemented or restated.

        2. The Guarantor hereby acknowledges and agrees that it has no offsets, defenses, or counterclaims against the Lender with respect to its obligations under the Guaranty or otherwise, and to the extent that the Guarantor has any such offsets, defenses, or counterclaims, the Guarantor hereby waives and releases the same.

        3. The Guarantor further acknowledges that pursuant to the terms of the Guaranty, the Guarantor previously guaranteed the payment of all Obligations of IMCLP to the Lender, that this acknowledgment is being executed as a confirmation of the Guarantor's obligations to Lender under the Guaranty and that the Guarantor shall remain liable for all of the Obligations now existing or hereafter arising, whether or not any similar confirmation letter is executed in the future.





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        This letter is intended to take effect as a sealed instrument.

                                            Very truly yours,

                                            IMC MORTGAGE COMPANY

                                            BY:________________________

                                            TITLE:_____________________


                                        2



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                            CONFIRMATION OF GUARANTY

                                                                  April 21, 1997

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts

Gentlemen:

        On December 31, 1996, Industry Mortage Company, L.P and IMC Mortgage Company (each, a "Borrower" and collectively, the "Borrowers") entered into certain loan arrangements with The First National Bank of Boston. (the "Lender"), in accordance with the terms of a Loan and Security Agreement of that date. The undersigned (the "Guarantor") has executed and delivered certain Unlimited Guaranties (individually and collectively, the "Guaranty") of the Obligations (as therein defined) of each of the Borrowers to the Lender. The Borrowers and the Lender desire to further modify and amend the terms of the Loan Agreement. However, the Lender has indicated that it will not enter into such amendment unless, among other things, the Guarantor executes and delivers this letter to the Lender. Therefore, to induce the Lender to enter into an amendment to the Loan Agreement with the Borrowers, the Guarantor hereby warrants, represents, covenants, and agrees as follows:

        1. The Guarantor hereby ratifies and confirms its obligations to the Lender under the Guaranty and acknowledges that the "Obligations" guaranteed by the Guarantor include, without limitation, all obligations of each Borrower to the Lender under the Loan Agreement, as amended by a First Amendment to Loan and Security Agreement of even date, and as such hereinafter may be modified, amended, supplemented or restated.

        2. The Guarantor hereby acknowledges and agrees that it has no offsets, defenses, or counterclaims against the Lender with respect to its obligations under the Guaranty or otherwise, and to the extent that the Guarantor has any such offsets, defenses, or counterclaims, the Guarantor hereby waives and releases the same.

        3. The Guarantor further acknowledges that pursuant to the terms of the Guaranty, the Guarantor previously guaranteed the payment of all Obligations of each Borrower to the Lender, that this acknowledgment is being executed as a confirmation of the Guarantor's obligations to Lender under the Guaranty and that the Guarantor shall remain liable for all of the Obligations now existing or hereafter arising, whether or not any




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               similar confirmation letter is executed in the future.

        This letter is intended to take effect as a sealed instrument.

                                            Very truly yours,

                                            IMC CORPORATION OF AMERICA

                                            BY:________________________

                                            TITLE:_____________________


                                              2



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                            CONFIRMATION OF GUARANTY

                                                                  April 21, 1997

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts

Gentlemen:

        On December 31, 1996, Industry Mortage Company, L.P and IMC Mortgage Company ("IMC") entered into certain loan arrangements with The First National Bank of Boston. (the "Lender"), in accordance with the terms of a Loan and Security Agreement of that date. The undersigned (the "Guarantor") has executed and delivered an Unlimited Guaranty (the "Guaranty") of the Obligations (as therein defined) of IMC to the Lender. IMC, the Guarantor and the Lender desire to further modify and amend the terms of the Loan Agreement. However, the Lender has indicated that it will not enter into such amendment unless, among other things, the Guarantor executes and delivers this letter to the Lender. Therefore, to induce the Lender to enter into an amendment to the Loan Agreement with IMC, the Guarantor hereby warrants, represents, covenants, and agrees as follows:

        1. The Guarantor hereby ratifies and confirms its obligations to the Lender under the Guaranty and acknowledges that the "Obligations" guaranteed by the Guarantor include, without limitation, all obligations of IMC to the Lender under the Loan Agreement, as amended by a First Amendment to Loan and Security Agreement of even date, and as such hereinafter may be modified, amended, supplemented or restated.

        2. The Guarantor hereby acknowledges and agrees that it has no offsets, defenses, or counterclaims against the Lender with respect to its obligations under the Guaranty or otherwise, and to the extent that the Guarantor has any such offsets, defenses, or counterclaims, the Guarantor hereby waives and releases the same.

        3. The Guarantor further acknowledges that pursuant to the terms of the Guaranty, the Guarantor previously guaranteed the payment of all Obligations of IMC to the Lender, that this acknowledgment is being executed as a confirmation of the Guarantor's obligations to Lender under the Guaranty and that the Guarantor shall remain liable for all of the Obligations now existing or hereafter arising, whether or not any similar confirmation letter is executed in the future.





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        This letter is intended to take effect as a sealed instrument.

                                            Very truly yours,

                                            INDUSTRY MORTGAGE COMPANY, L.P.

                                            BY:________________________

                                            TITLE:_____________________


                                        2

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                      AMENDED AND RESTATED RESIDUAL NOTE

$50,000,000.00                                                    April 21, 1997


        FOR VALUE RECEIVED, the undersigned, Industry Mortgage Company, L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISES TO PAY to the order of The First National Bank of Boston (the "Bank"), by remittances to the Bank in accordance with the Agreement (defined below), the principal amount of Fifty Million Dollars ($50,000,000.00) in lawful money of the United States and in immediately available funds, payable at the times, in the manner, and at the interest rates specified in that Loan and Security Agreement dated as of December 31, 1996 between, among others, the Borrower and the Bank, as amended, and in effect from time to time (the "Agreement") and is subject in all respects to the terms of the Agreement.

        Terms used herein which are defined in the Agreement shall have their defined meanings when used herein. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Agreement, reference to which is hereby made for a description of the Collateral provided for therein and the rights of the Borrower and the Bank with respect to such Collateral.

        This Note shall be governed by the laws of the Commonwealth of Massachusetts, provided that, as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the Commonwealth of Massachusetts, then such law applicable to the Bank shall apply to the Bank under this Note.

        THIS AMENDED AND RESTATED RESIDUAL NOTE IS INTENDED TO AMEND AND REPLACE THAT CERTAIN RESIDUAL NOTE DATED DECEMBER 31, 1996 MADE BY THE UNDERSIGNED IN FAVOR OF THE BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF $25,000,000.00.

        IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as a sealed instrument as of the day and year first above written.

                                            Industry Mortgage Company, L.P.

                                            By:______________________________
                                                  Title:




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                      AMENDED AND RESTATED BRIDGE LOAN NOTE

$50,000,000.00                                                    April 21, 1997


        FOR VALUE RECEIVED, the undersigned, IMC Mortgage Company, a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of The First National Bank of Boston (the "Bank"), by remittances to the Bank in accordance with the Agreement (defined below), the principal amount of Fifty Million Dollars ($50,000,000.00) in lawful money of the United States and in immediately available funds, payable at the times, in the manner, and at the interest rates specified in that Loan and Security Agreement dated as of December 31, 1996 between, among others, the Borrower and the Bank, as amended, and in effect from time to time (the "Agreement") and is subject in all respects to the terms of the Agreement.

        Terms used herein which are defined in the Agreement shall have their defined meanings when used herein. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Agreement, reference to which is hereby made for a description of the Collateral provided for therein and the rights of the Borrower and the Bank with respect to such Collateral.

        This Note shall be governed by the laws of the Commonwealth of Massachusetts, provided that, as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the Commonwealth of Massachusetts, then such law applicable to the Bank shall apply to the Bank under this Note.

        THIS AMENDED AND RESTATED BRIDGE LOAN NOTE IS INTENDED TO AMEND AND REPLACE THAT CERTAIN BRIDGE LOAN NOTE DATED DECEMBER 31, 1996 MADE BY THE UNDERSIGNED IN FAVOR OF THE BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000.00.

        IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as a sealed instrument as of the day and year first above written.

                                              IMC Mortgage Company

                                              By:______________________________
                                                   Title:

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